UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2026

UMB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 001-38481

Missouri	43-0903811
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1010 Grand Blvd., Kansas City, MO 64106

(Address of principal executive offices, including zip code)

(816) 860-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	UMBF	The NASDAQ Global Select Market
Depositary Shares, each representing a 1/400th interest in a share of 7.750% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B	UMBFO	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 27, 2026, UMB Financial Corporation, a Missouri corporation (“UMB”), issued a press release announcing the execution of the Agreement and Plan of Merger (the “Merger Agreement”), dated October 27, 2026, by and among El Dorado Savings Bank, F.S.B., a federal savings association (“El Dorado”), UMB and UMB Bank, National Association, a national bank and a direct, wholly owned subsidiary of UMB (“UMB Bank”), pursuant to which, upon the terms and subject to the conditions set forth therein, El Dorado will merge with and into UMB Bank (the “Merger”), with UMB Bank continuing as the surviving bank in the Merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, UMB intends to provide supplemental information regarding the proposed transaction in connection with presentations to analysts and investors. A copy of the investor presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information provided under Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and is not deemed to be “filed” with the U.S. Securities and Exchange Commission (the “SEC”) for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of UMB under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing. UMB does not incorporate by reference into this Current Report on Form 8-K information presented at any website referenced in this report or in any of the Exhibits attached hereto.

Item 9.01 Financial Statements and Exhibits.

99.1	Press Release of UMB Financial Corporation, dated October 27, 2026.
99.2	Investor presentation of UMB Financial Corporation, dated October 27, 2026.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Any statements about UMB’s, El Dorado’s or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are generally identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the Merger, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts.

These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in UMB’s reports filed with the SEC, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change, or other circumstance that could give rise to a right to terminate the Merger Agreement; the outcome of any legal proceedings that may be instituted against UMB or El Dorado; the possibility that the Merger does not close when expected or at all because required regulatory, stockholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all

(and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Merger); the risk that the benefits from the Merger may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which UMB and El Dorado operate; instability in global economic conditions and geopolitical matters and impacts related to or resulting from instability in the Middle East and Russia’s military action in Ukraine; changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs; the impact of pandemics and other catastrophic events or disasters on the global economy and financial market conditions and UMB’s business, results of operations, and financial condition; the impacts related to or resulting from bank failures and other volatility, including potential increased regulatory requirements and costs, such as Federal Deposit Insurance Corporation (the “FDIC”) special assessments, long-term debt requirements and heightened capital requirements, and potential impacts to macroeconomic conditions, which could affect the ability of depository institutions, including UMB Bank, to attract and retain depositors and to borrow or raise capital; unexpected outflows of uninsured deposits which may require UMB to sell investment securities at a loss; changing interest rates which could negatively impact the value of UMB’s portfolio of investment securities; the loss of value of UMB’s investment portfolio which could negatively impact market perceptions of UMB and could lead to deposit withdrawals; the effects of social media on market perceptions of UMB and banks generally; cybersecurity risks; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”); volatility and disruptions in global capital, foreign exchange and credit markets; movements in interest rates; changes in policies and standards for regulatory review of bank mergers; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the SEC, the Office of the Comptroller of the Currency, the Federal Reserve, the FDIC, the Consumer Financial Protection Bureau and state-level regulators; the ability to promptly and effectively integrate the businesses of UMB and El Dorado; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of UMB’s or El Dorado’s customers, employees or other business partners, including those resulting from the announcement or completion of the Merger; the dilution caused by UMB’s issuance of additional shares of its capital stock in connection with the Merger; and the diversion of management’s attention and time from ongoing business operations and opportunities to merger-related matters.

These factors are not necessarily all of the factors that could cause UMB’s, El Dorado’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm UMB’s, El Dorado’s or the combined company’s results.

All forward-looking statements attributable to UMB or persons acting on UMB’s behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and UMB does not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If UMB updates one or more forward-looking statements, no inference should be drawn that UMB will make additional updates with respect to those or other forward-looking statements. Further information regarding UMB and factors which could affect the forward-looking statements contained herein can be found in UMB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (available at https://www.sec.gov/Archives/edgar/data/101382/000119312526076496/umbf-20251231.htm) and its other filings with the SEC.

Additional Information About the Merger and Where to Find It

In connection with the Merger, UMB intends to file a registration statement on Form S-4 with the SEC. The registration statement will include a prospectus of UMB. The definitive prospectus will be sent to the shareholders of El Dorado. In addition, shareholders of El Dorado will receive an information statement / proxy and other relevant materials in connection with the proposed Merger in accordance with applicable law. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND

PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT ON FORM S-4, AS WELL AS ANY OTHER DOCUMENTATION RECEIVED IN CONNECTION WITH THE MERGER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING UMB, EL DORADO, THE MERGER AND RELATED MATTERS. Shareholders will be able to obtain a free copy of the definitive prospectus, as well as other filings containing information about UMB and El Dorado, without charge, at the SEC’s website (http://www.sec.gov). Copies of the prospectus and the filings with the SEC that will be incorporated by reference in the prospectus can also be obtained, without charge, by directing a request to UMB Financial Corporation, Attention: Corporate Secretary, 1010 Grand Boulevard, Kansas City, Missouri 64106 or to El Dorado Savings Bank, F.S.B., Attention: Corporate Secretary, 4040 El Dorado Road, Placerville, California 95667.

Before making any voting or investment decision, investors and security holders are urged to read carefully the entire registration statement and other related information when they become available, including any amendments thereto, because they will contain important information about the proposed Merger. Free copies of these documents may be obtained as described above.

UMB, El Dorado and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of El Dorado in connection with the Merger. Information regarding the directors and executive officers of each of UMB and El Dorado will be set forth in the registration statement on Form S-4 and the prospectus, as well as other related documents, to be filed or provided by UMB and/or El Dorado.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

UMB FINANCIAL CORPORATION
By:	/s/ Ram Shankar
Ram Shankar Chief Financial Officer

Date: October 27, 2026